Exhibit 99.29

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Chimera Investment Corporation (the “Company”)
BofA Securities, Inc. (the “Initial Purchaser”)
(together, the “Specified Parties”)

Re: CIM Trust 2021-J2 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file titled “CIM 2021-J2 ASF Tape 20210318_update.xlsx” (the “Data File”) provided by the Initial Purchaser, on behalf of the Company, on March 18, 2021, containing information on 507 mortgage loans (the “Loans”) as of March 1, 2021 pertaining to a pool of mortgage loans which we were informed are intended to be included as collateral in CIM Trust 2021-J2. The Company is responsible for the specified Attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.
•	The term “materiality threshold” means that amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term “Attributes” means the list of fields in the Data File which were selected by the Company for us to perform compare and recompute procedures and listed in the table below.
•	The term “Source Documents” means some or all of the documents in the loan file or other electronic records which were compiled into pdf documents (which file name identification includes the Seller Loan Number), provided to us by the Company, or Initial Purchaser on behalf of the Company, including: Promissory Note, Uniform Residential Loan Application (URLA), Final Closing Disclosure, Occupancy Statement, Appraisal Report, Purchase Agreement, Addendum to Purchase Agreement, Uniform Underwriting and Transmittal Summary, PUD Rider, Title and Credit Report. We make no representation regarding the execution of the Source Documents by the borrower or the validity of the borrower(s) signature(s).

Procedures and Findings

A.	The Company instructed us to randomly select 56 Loans from the Data File (the “Selected Loans.”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Loans that we were instructed to randomly select from the Data File.

B.	For each Selected Loan, we compared or recomputed the Attributes listed below in the Data File to the corresponding information in the Source Documents/Recomputation Methodology column, as applicable. Where more than one document is indicated, we used the highest priority document that we could locate in the Sources Documents. The document priority is the order provided by the Company, which is listed in the “Source Document(s)/Recomputation Methodology column”, with the highest priority document listed first.
Attribute	Source Document(s)/ Recomputation Methodology
Seller Loan Number	Promissory Note
Original Term to Maturity	URLA
Original Amortization Term	URLA
Original Loan Amount	Promissory Note
Original Interest Rate	Promissory Note
Current Payment Amount Due	Promissory Note
First Payment Date of Loan	Promissory Note
State	Promissory Note
City	Promissory Note
Postal Code	Promissory Note
Prepayment Penalty Total Term	Promissory Note
Occupancy	URLA, Occupancy Statement
Property Type	Appraisal Report. For Loan Number CIM2021J20119, the Initial Purchaser, on behalf of the Company, instructed us to utilize the PUD Rider
Original Appraised Property Value	Appraisal Report
Sales Price	Final Closing Disclosure, Appraisal Report, Uniform Underwriting and Transmittal Summary, Purchase Agreement, Addendum to Purchase Agreement
Loan Purpose	URLA, Final Closing Disclosure, Uniform Underwriting and Transmittal Summary. If the Loan Purpose specified the source of initiation, we were instructed by the Initial Purchaser, on behalf of the Company, to assume it was accurate. We did not perform any procedure on the portion of the attribute related to the Loan Purpose initiation.

Junior Mortgage Balance	Uniform Underwriting and Transmittal Summary, Title. For Loan Number CIM2021J20143, the Initial Purchaser, on behalf of the Company, instructed us to utilize the Credit Report.
Original LTV	Recomputed by dividing (i) Original Loan Amount, by (ii) the Sales Price if purchase or the Original Appraised Property Value if not a purchase.
Original CLTV	Recomputed by dividing (i) the sum of (a) Original Loan Amount and (b) Junior Lien Balance (if applicable), by (ii) the Sales Price if purchase or the Original Appraised Property Value if not a purchase.

C.	For each Selected Loan, we recomputed the Maturity Date using the First Payment Date of the Loan and the Original Term to Maturity from the Data File. We compared the results of our recomputation to corresponding month and year in the Promissory Note.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified Attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on information included in the Data File or Source Documents, and methodologies and instructions provided by the Company, or the Initial Purchaser, on behalf of the Company, without verification or evaluation of such methodologies, instructions and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Loans, (ii) the reasonableness of the information, instructions and methodologies provided by the Company, or Initial Purchaser on behalf of the Company (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s /KPMG LLP

New York, New York
March 19, 2021

Exhibit A

Selected Loan	Loan Number[1]	Selected Loan	Loan Number[1]
1	CIM2021J20103	29	CIM2021J20134
2	CIM2021J20294	30	CIM2021J20345
3	CIM2021J20337	31	CIM2021J20144
4	CIM2021J20128	32	CIM2021J20272
5	CIM2021J20180	33	CIM2021J20062
6	CIM2021J20150	34	CIM2021J20007
7	CIM2021J20088	35	CIM2021J20338
8	CIM2021J20058	36	CIM2021J20008
9	CIM2021J20288	37	CIM2021J20050
10	CIM2021J20118	38	CIM2021J20217
11	CIM2021J20169	39	CIM2021J20155
12	CIM2021J20104	40	CIM2021J20519
13	CIM2021J20212	41	CIM2021J20143
14	CIM2021J20178	42	CIM2021J20316
15	CIM2021J20330	43	CIM2021J20038
16	CIM2021J20137	44	CIM2021J20079
17	CIM2021J20213	45	CIM2021J20142
18	CIM2021J20321	46	CIM2021J20141
19	CIM2021J20047	47	CIM2021J20029
20	CIM2021J20136	48	CIM2021J20022
21	CIM2021J20260	49	CIM2021J20017
22	CIM2021J20041	50	CIM2021J20248
23	CIM2021J20346	51	CIM2021J20054
24	CIM2021J20114	52	CIM2021J20119
25	CIM2021J20110	53	CIM2021J20257
26	CIM2021J20125	54	CIM2021J20151
27	CIM2021J20244	55	CIM2021J20286
28	CIM2021J20279	56	CIM2021J20312

[1]	The Company has assigned a unique 13-digit Loan Number to each Loan in the Data File. The Loan Numbers referred to in this Exhibit are not the Customer Account Numbers.

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